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01
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Staff Picks
Ossiana Tepfenhart
7 hours ago

Media Kit

Vocal

Vocal is a platform for a new generation of creators and their audience.

Creators write about what they love and get paid for their content; the growing community of user generated content reaches over 4M+ UVs each month.


Select a topic
Culture
Food + Drink
Home + Travel
Health + Wellness
News + Politics
Business + Education
Love + Relationships
Science + Tech
Lifestyle

Our Platform

Vocal

With 30+ niche communities powered by Vocal, your brand will interact with a cross section of highly engaged audiences.


01
Beat
CRIMINAL
families
FEAST
Filthy.
FUTURISM
GAMERS
GEEKS
humans
journal
LIFEHACK
LONGEVITY
PetLife
Poets
Potent
PROOF
psyche
SERVE
SWAMP
VIVA
WANDER
WHEEL
+ More

Our Network

Vocal

Vocal is built to target your content to the right audience. Each community features genre specific creators and readers.

Select the right distribution for your brand. With our wide range of communities, you'll find the perfect audience for your brand.

Gender	Age
45% Male 55% Female	62% 18-34
Mobile	**Medium HHI**
74%	$80,000

Vocal

An in-house creative agency made up of best-in-class storytellers, analysts and influencers.

Vocal's dedicated team of thought leaders works with your brand to produce the right story, for the right audience, at the right time.

- Video Production
- Marketing
- Influencer Activation
- Audience Insights / Detailed Analytics
- Custom Content
- Social Promotion

Vocal



Our unparalleled access to talent and influencers helps you find the right ambassadors for your brand.

- Top Level Influencers
- Social Storytelling
- Product Seeding
- Content Co-Creation

Vocal

We're equal parts art and science.

Data is crucial to us - you'll get full transparency on reporting, insights and campaign analytics. Your content will look amazing, and your analytics will match the quality and success of the campaign.


Campaign
Today's Views
4,976
Target
40,000
Budget
$15,000
Conversions
26
26 users purchased your product
Avg. Time on Page
04:53

Real Time Analytics

Vocal

At Vocal, your voice will be heard.

Our seamless, top of the line social publishing platform makes it easy for your brand to amplify its voice. Optimized for SEO and product engagement, your branded content will have lasting relevance.

Built-In Genre Specific Audiences

Creative Team Led by Award Winning Producer Rick Schwartz

Co-Create Branded Content with Industry Specific Influencers

Detailed Audience Insights and Analytics

Vocal

Native engagement for your brand.

Our creative offerings in native advertising help promote your brand successfully. With a network of engaged community sites and creators, your message will reach a precise, targeted audience.

Sponsored Stories

Branded Stories

Story Contests

Vocal

Sponsor top stories.

We connect your brand with our highest performing in-house stories, optimized for SEO and social. Ideal for your brand awareness, with rapid implementation and successful KPIs.


humans
Home Advice Dating Love Humanity Breakups All Tags
10 Ways to Become a Better Partner
by OSSIANA TEPFENHART 11 days ago in ADVICE
Are you being all you can be for the one you love? Here are some ways to become a better partner for them.
Sponsored by
Your brand here
Photo by Rahul Anil
If you love your partner, and I mean really, truly, love them, then you want to be the best person you can be for them. That's the beauty of love, isn't it?

Sponsored Content

Vocal

Promote your brand.

Custom stories produced by our in-house creative agency. Whether a feature, multi-series, or collection, this native content highlights brand awareness and conversion optimization.


Home
Tech News
Future
Gadgets
List
All Tags
OLLY
heyolly.com/
Olly
Meet Olly: The World's First Robot with Personality
Ossiana Tepfenhart
5 days ago

Branded Content

Vocal

Engage with your audience.

Contests are a great way to forge a direct link between your brand and our creators. Our team will develop, maintain, promote and monitor your contest - the ultimate version of brand engagement.


FUTURISM
Home Science Humanity Science Fiction Future All Tags
Robot Origin Story Science Fiction Contest
by VOCAL STAFF a few seconds ago in ANIME / APPAREL
Create the ultimate origin story for this robot and win your own robot, swag and a gift card!
Vocal has teamed up with Futurism to create #RobotSciFiContest. Your challenge is to create a 600 to 5,000 word story about this robot's origin for a chance to win a robot, swag and a gift card.
In order to submit, please create a free account at

Vocal

You're in good company.

Transmedia storytelling, collaborative content and proprietary development are all part of the creative process between Vocal and our partners.

Vocal


GEEKS
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Best of Netflix
Whether you're binge watching or Netflix and Chilling, hats off to the digital streaming behemoth that never ceases to entertain.
Jacqueline Hanikeh
21 hours ago

Say hi!

Vocal
202 S. Dean Street
Englewood, NJ 07631
tel: 201.258.3770
advertising@jerrick.media